UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2009

Easton-Bell Sports, Inc.
(Exact Name of registrant as specified in charter)

Delaware	333-123927	20-1636283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7855 Haskell Avenue
Van Nuys, CA 91406
(Address of principal executive offices, including zip code)
(800) 347-3901
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On November 16, 2009, Easton-Bell Sports, Inc. (the “Company”), announced that it intends to engage in a proposed offering of $325.0 million of new senior secured notes (the “New Notes”) and that it has adopted plans to refinance its existing credit facility and redeem or repurchase the Company’s outstanding 8.375% senior subordinated notes due 2012 ( the “Existing Notes”) through a satisfaction and discharge of the indenture relating to the Existing Notes followed by a redemption of the Existing Notes in accordance with their terms using the proceeds from an offering of the New Notes and borrowings under a new asset-based lending facility (“ABL Facility”) which the Company expects to enter into at the closing of the issuance of the New Notes. On the closing date, the Company will deposit sufficient funds with the trustee for the Existing Notes to discharge the Existing Notes at a price equal to 102.094% of the principal amount, plus accrued and unpaid interest
     The New Notes will be offered solely to qualified institutional buyers, as defined under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non—U.S. persons, as defined under Regulation S under the Securities Act. The offering of the New Notes is subject to certain conditions.
     The Company’s entering into of the ABL Facility is also contingent upon certain conditions, including the consummation of the offering of New Notes. There is no assurance that the Company will be able to enter into the ABL Facility. The Company currently anticipates that the ABL Facility will provide for aggregate borrowings of up to $250.0 million, subject to availability under a borrowing base, which amount may be increased to $300.0 million, subject to certain conditions, and will have a four-year maturity.
     EB Sports Corp. (“EB Sports”) is currently pursuing a refinancing of all or a portion of its senior unsecured credit agreement (the “Holdco Facility”) with Wachovia Investment Holdings and the lenders named therein and a financing through an equity investment from an affiliate of Fenway Partners, LLC and certain other existing investors and their affiliates. The proposed equity investment is for up to $115.0 million in cash in exchange for new membership units of Easton-Bell Sports, LLC, our ultimate parent, and new non-voting, non-redeemable preferred stock of EB Sports. Under the terms of the proposed refinancing transaction, the proceeds from the equity issuance would be used to repurchase loans under the Holdco Facility, and consenting lenders whose loans are repurchased would exchange their remaining principal and accrued interest into a new facility with a maturity date of December 31, 2015. The borrowings under the Holdco Facility are presently scheduled to mature on May 1, 2012.
     The Company is disclosing under Item 7.01 in this Current Report the information attached as Exhibits 99.1 and 99.2, each of which is incorporated by reference herein. Such information, which has not been previously disclosed, was included in the confidential preliminary offering memorandum utilized in connection with the offering of the New Notes. Exhibit 99.1 contains information regarding risk factors that relate to the Company’s business provided in the confidential preliminary offering memorandum. Exhibit 99.2 contains the portions of Management’s Discussion and Analysis of Financial Condition and Results of Operations that relate to historical results of operations of the Company provided in the confidential preliminary offering memorandum.
     This report is neither an offer to sell nor a solicitation of an offer to buy any securities of the Company. The information in this Current Report on Form 8-K and Exhibits 99.1 and 99.2, hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission or any other document, except as shall be expressly set forth by specific reference in such filing.
     The information included in this Current Report and in Exhibits 99.1 and 99.2, hereto contains forward-looking statements, including statements that include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” or similar expressions and statements regarding our prospects. Although the Company believes that the expectations reflected in such statements are reasonable, it can give no assurance that such expectations will prove to have been correct. They can be affected by inaccurate assumptions that the Company might make or by known or unknown risks and uncertainties including: (i) the level of competition in the sporting goods industry; (ii) legal and regulatory requirements, including changes in the laws that relate to use of our products and changes in product performance standards maintained by athletic governing bodies; (iii) the success of new products; (iv) whether we can successfully market our products, including use of our products by high profile athletes; (v) the Company’s dependence on and relationships with its major customers; (vi) fluctuations in costs of raw materials; (vii) risks associated with using foreign suppliers including increased transportation costs, potential supply chain disruption and foreign currency exchange rate fluctuations; (viii) the Company’s labor relations; (ix) departure of key personnel; (x) failure to protect the Company’s intellectual property or guard against infringement of the intellectual property rights of others; (xi) product liability claims; (xii) the timing, cost and success of opening or closing manufacturing facilities; (xiii) the Company’s level of indebtedness; (xiv) interest rate risks; (xv) the ability to successfully complete and integrate acquisitions and realize expected synergies; (xvi) an increase in return rates; (xvii) negative publicity about our products or the athletes that use them; (xviii) the seasonal nature of our business; (xix) failure to maintain an effective system of internal controls and (xx) other risks outlined under “Risk Factors” in Exhibit 99.1 hereto and the Company’s other filings with the Securities Exchange Commission.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit 99.1	Risks related to our business (from preliminary offering memorandum dated November 16, 2009)

Exhibit 99.2	Portions of Management’s Discussion and Analysis of Financial Condition and Results of Operations (from preliminary offering memorandum dated November 16, 2009)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTON-BELL SPORTS, INC.
Date: November 17, 2009	By:	/s/ Mark Tripp
		Name:	Mark Tripp
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Risks related to our business (from preliminary offering memorandum dated November 16, 2009)

Exhibit 99.2	Portions of Management’s Discussion and Analysis of Financial Condition and Results of Operations (from preliminary offering memorandum dated November 16, 2009)